UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 12, 2015

Wells Fargo Commercial Mortgage Trust 2015-C26
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association
Liberty Island Group I LLC
Rialto Mortgage Finance, LLC
C-III Commercial Mortgage LLC
Silverpeak Real Estate Finance LLC
Walker & Dunlop Commercial Property Funding I WF, LLC
Basis Real Estate Capital II, LLC
National Cooperative Bank, N.A.
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-195164-04	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.                      Other Events.

On or about February 13, 2015, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-C26, Commercial Mortgage Pass-Through Certificates, Series 2015-C26 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2015-C26 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of February 1, 2015 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B, Class C and Class PEX Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-C, Class X-D, Class X-E, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about February 13, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be a pool of one hundred and two (102) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”).  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of February 4, 2015, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from Liberty Island Group I LLC (“Liberty Island”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of February 4, 2015, between the Registrant, Liberty Island and Liberty Island Group LLC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of February 4, 2015, between the Registrant and Rialto; certain of the Mortgage Loans are expected to be acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of February 4, 2015, between the Registrant and C-III; certain of the Mortgage Loans are expected to be acquired by the Registrant from Silverpeak Real Estate Finance LLC (“Silverpeak”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of February 4, 2015, between the Registrant and Silverpeak; certain of the Mortgage Loans are expected to be acquired by the Registrant from Walker & Dunlop Commercial Property Funding I WF, LLC (“WDCPF I WF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of February 4, 2015, between the Registrant, WDCPF I WF and Walker & Dunlop Commercial Property Funding, LLC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated as of February 4, 2015, between the Registrant, Basis and Basis Investment Group LLC; and certain of the Mortgage Loans are expected to be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated as of February 4, 2015, between the Registrant and NCB.  Prudential Asset Resources, Inc. will act as primary servicer with respect to eight (8) Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.9 and dated as of February 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of February 4, 2015, between the Registrant, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to Wells Fargo Securities, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, pursuant to a Certificate Purchase Agreement, dated as of February 4, 2015, between the Registrant, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as initial purchasers, and Wells Fargo, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated February 9, 2015, supplementing the Prospectus dated January 28, 2015, each as filed with the Securities and Exchange Commission.

Moreover, prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2014-LC18, Commercial Mortgage Pass-Through Certificates, Series 2014-LC18, was issued by Wells Fargo Commercial Mortgage Trust 2014-LC18, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “WFCM 2014-LC18 Pooling and Servicing Agreement”) between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A. (then known as NCB, FSB), as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.  Pursuant to the Pooling and Servicing Agreement, the JW Marriot New Orleans Mortgage Loan is a Non-Serviced Loan Combination, the JW Marriott New Orleans Mortgage Loan is a Non-Trust-Serviced Mortgage Loan, and the servicing of the JW Marriott New Orleans Loan Combination is governed by the WFCM 2014-LC18 Pooling and Servicing Agreement and the related intercreditor agreement.  The executed version of the WFCM 2014-LC18 Pooling and Servicing Agreement is attached hereto as Exhibit 99.10.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

1.1
Underwriting Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

	99.1	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

	99.2	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

	99.3	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

	99.4	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC.

99.6
Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Walker & Dunlop Commercial Property Funding I WF, LLC and Walker & Dunlop Commercial Property Funding, LLC.

99.7	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.8	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

99.9	Primary Servicing Agreement, dated as of February 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

99.10
Pooling and Servicing Agreement, dated as of December 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A. (then known as NCB, FSB), as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra Title: President

Dated:  February 12, 2015

Exhibit Index

Exhibit No.                           Description

1.1
Underwriting Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC.

99.6
Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Walker & Dunlop Commercial Property Funding I WF, LLC and Walker & Dunlop Commercial Property Funding, LLC.

99.7	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.8	Mortgage Loan Purchase Agreement, dated as of February 4, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

99.9	Primary Servicing Agreement, dated as of February 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

99.10
Pooling and Servicing Agreement, dated as of December 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A. (then known as NCB, FSB), as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.